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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 28, 2000



                          WATSON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)





       0-20045                                             95-3872914
(Commission File No.)                          (IRS Employer Identification No.)





                                311 BONNIE CIRCLE
                            CORONA, CALIFORNIA 92880
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (909) 270-1400


                              --------------------



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Item 2.  Acquisition or Disposition of Assets.

        On August 28, 2000, Watson Pharmaceuticals, Inc., a Nevada corporation ("Watson"), completed its acquisition of Schein Pharmaceutical, Inc., a Delaware corporation ("Schein"). Schein was acquired pursuant to an Agreement and Plan of Merger, dated as of May 24, 2000 (the "Merger Agreement"), among Watson, Schein and WS Acquisition Corp., a wholly owned subsidiary of Watson ("Merger Sub"). Under the terms of the Merger Agreement:

        - Watson acquired all of the outstanding stock of Schein through a two-step transaction comprised of a cash tender offer followed by a taxable stock merger in which Merger Sub was merged with and into Schein, with Schein being the surviving corporation; and

        - each outstanding share of Schein common stock not acquired by Watson through the cash tender offer was converted into the right to receive 0.42187 of a share of Watson common stock, resulting in the issuance of approximately 5.3 million shares of Watson common stock for all remaining outstanding shares of Schein common stock.

        Both Watson and Schein are developers, manufacturers and marketers of generic and branded pharmaceutical products, utilizing various drug delivery technologies.

        Watson's press release, dated August 28, 2000, titled "Watson Pharmaceuticals, Inc. Completes Acquisition of Schein Pharmaceutical, Inc.," is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        a. The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference from:

                (i) the consolidated financial statements of Schein included in Schein's annual report on Form 10-K for the fiscal year ended December 25, 1999, as filed with the Securities and Exchange Commission ("SEC") on April 7, 2000; and

                (ii) the financial statements of Schein included in Schein's Quarterly Report on Form 10-Q for the quarterly period ended March 25, 2000, as filed with the SEC on May 9, 2000.

        b. The required pro forma information with respect to the acquired business referred to in Item 2 of this Report is incorporated by reference from pages 59 through 67 of the Proxy Statement/Prospectus included in Amendment No. 2 to Watson's Form S-4 Registration Statement (No. 333-41466) (the "S-4"), as filed with the SEC on July 28, 2000.

        c. Exhibits

                2.1 Agreement and Plan of Merger, dated as of May 24, 2000, among Watson Pharmaceuticals, Inc., WS Acquisition Corp. and Schein Pharmaceutical, Inc. (incorporated by reference to Annex A to Watson's S-4).

                99.1 Press Release titled "Watson Pharmaceuticals, Inc. Completes Acquisition of Schein Pharmaceutical, Inc.," dated August 28, 2000.

                99.2 Pages 42 through 71 of Schein's annual report on Form 10-K for the fiscal year ended December 25, 1999, as filed with the SEC on April 7, 2000.

                99.3 Pages 3 through 13 of Schein's Quarterly Report on Form 10-Q for the quarterly period ended March 25, 2000, as filed with SEC on May 9, 2000.


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                99.4    Pages 59 through 67 of the Proxy Statement/Prospectus
                        included in Amendment No. 2 to Watson's S-4, as filed with the SEC on July 28, 2000.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WATSON PHARMACEUTICALS, INC.


Dated:  September 11, 2000               By: /s/ Robert C. Funsten
                                         ---------------------------------------
                                         Robert C. Funsten
                                         Senior Vice President, General Counsel
                                         and Secretary


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EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
2.1                 Agreement and Plan of Merger, dated as of May 24, 2000,
                    among Watson Pharmaceuticals, Inc., WS Acquisition Corp. and
                    Schein Pharmaceutical, Inc. (incorporated by reference to
                    Annex A to Watson's S-4).

99.1                Press Release titled "Watson Pharmaceuticals, Inc. Completes
                    Acquisition of Schein Pharmaceutical, Inc.," dated August
                    28, 2000.

99.2 Pages 42 through 71 of Schein's annual report on Form 10-K for the fiscal year ended December 25, 1999, as filed with the SEC on April 7, 2000.

99.3 Pages 3 through 13 of Schein's Quarterly Report on Form 10-Q for the quarterly period ended March 25, 2000, as filed with SEC on May 9, 2000.

99.4 Pages 59 through 67 of the Proxy Statement/Prospectus included in Amendment No. 2 to Watson's S-4, as filed with the SEC on July 28, 2000.

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